Offerings - Offering: 1	Oct. 30, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.375% Notes due 2031
Amount Registered | shares	700,000,000
Maximum Aggregate Offering Price	$ 696,990,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 96,254.32
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The filing fee is calculated and is being paid pursuant to Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, based on the maximum aggregate offering price of the securities.